Item 1. Report to Shareholders

DECEMBER 31, 2004

MID-CAP GROWTH FUND

Annual Report

T. Rowe Price

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Fellow Shareholders

U.S. stocks rallied in the second half of 2004, capping a second consecutive year of gains. Equities declined through mid-August as economic growth moderated but revived as oil prices, which had risen steadily, backed away from their late-October peak. Gains then accelerated following the decisive presidential election. High-profile corporate deals and mergers late in the year were also supportive. By year-end, several major indexes were at or near their highest levels of the year, led by small- and mid-cap shares. The end-of-the-year rally was in some ways similar to 2003, when speculative stocks--many of them companies without earnings--led the way. But despite a fourth-quarter growth rebound, value outperformed growth for the year. Utilities, materials, energy, and financial stocks were among the mid-cap leaders, while the technology sector was essentially flat.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/04                    6 Months     12 Months
--------------------------------------------------------------------------------

Mid-Cap Growth Fund                          9.91%        18.39%

Mid-Cap Growth Fund-Advisor Class            9.76         18.12

Mid-Cap Growth Fund-R Class                  9.64         17.82

S&P MidCap 400 Index                         9.80         16.48

Russell Midcap Growth Index                  9.01         15.48

Lipper Mid-Cap Growth Funds Index            8.31         14.03

The Mid-Cap Growth Fund returned 9.91% during the final six months of 2004, in line with the S&P MidCap 400 Index and well ahead of the aggressive-growth oriented Russell Midcap Growth Index and our Lipper peer group index, as shown in the accompanying table. For the year, our 18.39% gain handily beat the S&P, Russell, and Lipper benchmarks. (Returns for Advisor and R Class shares were slightly lower, reflecting their higher expense ratios.) The market's renewed interest in more volatile stocks hampered fund results in November and December, but for the year, your fund benefited from investors' return to fundamentals following 2003's speculative rally.

Results relative to competing funds continue to be strong over longer periods. The fund ranked in the top 12% of the Lipper mid-cap growth funds category for the three-year period ended December 31, 2004, the top 9% over five years, and the top 2% over 10 years. (Based on total return, Lipper ranked the Mid-Cap Growth Fund 73 out of 529, 47 out of 425, 24 out of 282, and 2 out of 109 funds in the category for the 1-, 3-, 5-, and 10-year periods ended December 31, 2004, respectively.

Results will vary for other periods, and past performance cannot guarantee future results.)

Fund rating company Morningstar Inc. recently named your fund's Brian Berghuis its Domestic Stock Fund Manager of the Year for 2004.* It is gratifying to be recognized, but as longtime shareholders are aware, this honor really reflects the hard work of our research team--one of the largest and most respected in the industry--which is the foundation of our effort. It also reflects the contributions of portfolio manager John Wakeman, who has worked on the fund for 12 years.

MARKET ENVIRONMENT

The U.S. economy continued to grow at a solid pace in 2004, extending the recovery that began in 2003. Employment growth, though erratic, began to improve, particularly in the last few months of the year. Inflation, driven by record-high oil prices, increased from 1.8% in 2003 to 3.3% in 2004. In this environment, the Federal Reserve raised short-term interest rates five times since the end of June, increasing the federal funds rate target from 1.0% to 2.25%--its highest level since November 2001.

Strong GDP growth over the last two years has masked growing imbalances in our economy. The U.S. budget deficit has ballooned as the increased costs of war abroad have been accompanied by large increases in outlays for domestic programs. Since the U.S. savings rate is very low, Americans are now highly reliant on foreigners to fund our spending, as evidenced by a record current account deficit. Reflecting these concerns, the U.S. dollar continued to decline against most major foreign currencies, particularly the euro and the yen, though China--the source of much of the increase in the trade deficit--has kept the yuan pegged to the dollar.

The growing economy provided a strong lift to corporate earnings, which grew by almost 20% in 2004. U.S. stocks posted back-to-back positive years for the first time since 1998-99, but returns were not as robust as 2003. The S&P 500 stock index gained nearly 11% in 2004 after surging 29% the previous year, and most of the increase came after November's presidential election. For the first half of the year, the markets struggled

*Established in 1988, the Morningstar Fund Manager of the Year award recognizes portfolio managers who demonstrate excellent investment skill and the courage to differ from the consensus to benefit investors. To qualify for the award, managers' funds must have not only posted impressive returns for the year, but the managers also must have a record of delivering outstanding long-term performance and of aligning their interests with shareholders'. The Fund Manager of the Year award winners are chosen based on Morningstar's proprietary research and in-depth evaluation by its senior analysts.

with rising energy prices, an uneven economic recovery, ongoing terrorism concerns, and expectations that the Federal Reserve would boost interest rates. The negative tone of the presidential campaign and fears that the close race might end in a repeat of 2000's delayed electoral decision also weighed on the markets. In the end, the Fed's rate hikes were absorbed with little pain, oil prices eased after reaching highs in late October, and the election produced a decisive conclusion. The rally that followed was led by small- and mid-cap stocks, which posted double-digit gains.

Growth vs. Value
--------------------------------------------------------------------------------

Periods Ended 12/31/04              6 Months    12 Months    3 Years     5 Years
--------------------------------------------------------------------------------

Russell Midcap Growth Index            9.01%       15.48%     19.64%     -15.69%

Russell Midcap Value Index            15.43        23.71      54.32       88.20

Cumulative returns

The stock market's 2004 rise was broad based, extending across all market capitalizations. Small-cap stocks were the market leaders for the fifth straight year--the 18.33% return of the small-cap Russell 2000 Index surpassed the 10.88% return of the large-cap S&P 500. The S&P MidCap 400 rose 16.48%. Value stocks, which often attract the most attention in uncertain times, outperformed growth-oriented shares during the year; over the past five years, value has beaten growth by a wide margin, as the table shows.

PORTFOLIO REVIEW

After a weak first half, technology stocks began to rebound toward the end of the third quarter and into the fourth. Our Internet and software holdings were major contributors, led by VeriSign, which successfully integrated a European acquisition, gaining access to the surprisingly large market for ring tones on wireless phones, and McAfee, which benefited from the increased focus on computer security by both commercial and residential customers. The late-year speculative rally left behind our struggling semiconductor holdings such as Microchip Technology, Novellus, and Intersil, all major detractors over the past six months. While the industry has experienced a pause, probably the result of an inventory correction rather than diminished demand, valuations continue to look reasonable to us, and we have added to our holdings. IT services also struggled, but CACI International, a supplier of technology services primarily to the Department of Defense and other government agencies, was a top contributor. (Please refer to our portfolio of investments for a complete list of the fund's holdings and the amount each represents in the portfolio.)

Sector Diversification
--------------------------------------------------------------------------------

                                                   Percent of         Percent of
                                                   Net Assets         Net Assets
Periods Ended                                         6/30/04           12/31/04
--------------------------------------------------------------------------------

Information Technology                                  24.4%              25.1%

Health Care                                             18.7               19.1

Consumer Discretionary                                  13.2               14.0

Industrials and Business Services                       14.4               13.9

Financials                                               7.9                9.2

Energy                                                   8.7                6.6

Telecommunication Services                               3.0                3.3

Materials                                                3.2                2.6

Consumer Staples                                         2.2                1.8

Utilities                                                0.0                0.0

Other and Reserves                                       4.3                4.4
--------------------------------------------------------------------------------

Total                                                    100%               100%

Historical weightings reflect current industry/sector classifications.

The consumer sector also contributed nicely to second-half returns, led by Garmin, a maker of global positioning system equipment, which experienced strong demand for its new products, especially vehicle navigation devices. Fairmont Hotels was another top winner. Fairmont manages (and in some cases owns) some of the premier luxury hotels in North America. Its stock had lagged somewhat through 2003 and early 2004, so the recent move was a catch-up rally. We believe Fairmont is building an enduring brand that can extend its growth to Europe in the coming years, and we like its long-term prospects.

In past letters, we have discussed the radio industry. We have maintained our exposure based on our expectation of a recovery in radio advertising, but thus far the upturn has been tepid. Our attraction to the industry has been based on the supposition that radio is a reliable, targeted medium that delivers cost-effective reach to advertisers and high returns to investors based on its low capital intensity. Radio operators also control valuable spectrum that can be used either to broadcast additional digital channels or to deliver new digital services. Valuations seem reasonable, but sales and earnings growth has stalled. While many observers blame this stagnation on the growth of satellite radio, the subscriber base in the satellite industry is still relatively small. Perhaps the growth of Internet advertising, which can be even more targeted than radio, is biting into sales. Portable entertainment devices such as iPods may also be siphoning off listeners. We continue to own radio stocks, such as Citadel Broadcasting, Cox Radio, and Entercom Communications, and believe their valuations are quite reasonable, but we are constantly retesting our investment thesis.

The portfolio's cyclical tilt aided performance for both the six months and year. The materials sector provided good returns for the fund, led by our top six-month contributor, fertilizer producer Potash Corp./ Saskatchewan. The company benefited from increased demand and stronger commodity prices. Steelmaker Nucor was also a stellar stock-price performer, gaining 87% for the year, as strong demand and high prices for its products pushed sales and earnings well beyond our wildest expectations. We lightened our positions in both Potash and Nucor in the fourth quarter as we reduced our cyclical bias. While we don't believe the economic expansion is over, growth is slowing, and there is a danger that the economy could be weaker than most people are expecting due to the lagging effects of rising interest rates and higher energy prices.

Health care is another area of emphasis, as an aging population combined with the development of innovative and life-prolonging medicines, procedures, and services drives demand. Some industries are experiencing short-term headwinds, however, especially pharmaceutical companies, where a more cautious--perhaps overly cautious--regulatory environment has taken hold. Our largest exposure is to health care services, and Omnicare, a provider of pharmacy services to long-term care facilities, was a major detractor over the past six months. The stock declined sharply during the third quarter as constraints on government reimbursement and competition from smaller firms hurt its pricing power. While concerns remain, the company possesses one of the most seasoned management teams in the industry, a strong business model, and, in our view, a very reasonable valuation. We had some health care winners, including Kinetic Concepts, a maker of wound treatment devices, which was a top-10 contributor for the six months and year. We also initiated a position in pharmaceutical company Elan, which has partnered with Biogen Idec on a newly approved and promising multiple sclerosis drug.

Among our energy holdings, Diamond Offshore Drilling has been a major contributor this year, despite weakness in the fourth quarter as oil prices eased. While we have taken advantage of the runup in stock prices to trim our energy positions from the aggressive approach we had taken a year ago, we still believe that long-term demand for energy far outweighs supply, and energy ought to be a cyclically growing sector of the portfolio over the next five years.

INVESTMENT STRATEGY AND OUTLOOK

The economy is slowing somewhat, and continued growth is likely to become increasingly dependent on spending by businesses rather than by consumers. We expect Americans to save more as rates creep higher, curbing the momentum consumers have given the economy during this prolonged period of low interest rates. At the same time, the housing market is flashing warning signals as prices have soared to worrisome heights. This frothy real estate market is likely to moderate at some point, which would also dampen consumer spending.

Several other concerns remain. Although geopolitical worries seemed to fade a bit toward the end of the year, the war in Iraq and related difficulties around the world are likely to weigh on sentiment over the longer term. The burgeoning trade and budget deficits have made the United States overly dependent on foreign investment. And while inflation seems under control, the stimulative effects of still low real interest rates and higher energy costs should make themselves felt eventually.

One other trend bears watching. We are in an era of reregulation as Americans turn to government to find solutions for homeland security, health care, and Social Security, to name just a few initiatives. Vilifying corporate America has become a popular tactic to further political careers and sell newspapers. While elements of corporate America woefully transgressed during the bubble era, the backlash of public sentiment is moving us aggressively toward reregulation. One could view the current environment as a struggle between the forces of 1990s' corporatism and 1970s' big government. The pendulum is swinging back forcefully toward government intervention in many aspects of our lives, and it is not clear where it will, or should, stop. But the long-term implications are significant for our country and for our markets. Striking the right balance of power between the public and private sectors will be a key challenge in the years ahead.

In a positive vein, corporate profit margins are high and many businesses are flush with cash. This liquidity should be a source of economic strength over the next couple of years as companies regain confidence and begin to reinvest in their businesses. Producers of capital goods should benefit. This would include high-technology companies, such as semiconductor manufacturers, as well as makers of more prosaic, low-tech goods in areas such as industrial manufacturing. After a long period in which the dollar hindered overseas sales, the effect of a weaker U.S. currency should also be beneficial.

How the growing cash balances of American companies are deployed will help determine whether corporate America has learned important lessons in capital allocation from the painful collapse of the Internet and stock market bubble. The recent surge in mergers and acquisitions raises the specter that some companies have not grasped the lesson of the '90s--that most acquisitions fail, destroying value for shareholders. While some acquisitions are positive, we hope that management teams will focus on using their healthy balance sheets to strengthen their businesses by prudent capital investments, repurchasing their shares opportunistically when conditions warrant, and by returning cash to shareholders via (now tax-advantaged) dividends.

In past letters, we've touched on the effects of hedge funds. These unregulated investment pools have grown considerably in recent years. Though the hedge fund universe consists of numerous investment strategies, many are designed to take advantage of short-term market inefficiencies. Wall Street analysts have become increasingly attuned to short-term factors as hedge funds are now a substantial part of their business. Often we see research that says, to paraphrase, "While this company is well managed, well positioned, financially secure, and valued modestly, we see no near-term catalyst." For longer-term investors such as ourselves--who are willing to look out several years in evaluating prospects--hearing that a stock "lacks a catalyst" often signals opportunity. With so many investors focused on the next data point, week, or quarter, a stock can languish for reasons that aren't relevant to the business's long-term value.

This is not to denigrate hedge funds or short-term investors. They provide valuable liquidity to the markets, and some of them profit by trading stocks we own on a short-term basis. But over the long term, our investment philosophy ought to generate good returns too, not through instant gratification but by continually adding good companies to our portfolio when they are under duress from short-term investors. To us, stocks represent actual ownership stakes in businesses, not simply short-term bets. We think that by focusing on company fundamentals, seeking strong management teams, paying close attention to valuations, and maintaining a diversified portfolio, we can achieve solid results over time.

The fourth quarter marked a return to the kind of market we experienced in 2003, when more volatile, low-priced stocks--often of unprofitable companies--prevailed. For most of 2004, however, investors seemed more risk-aware, and these lower-quality stocks underperformed for the year. The earnings growth of mid-cap companies has been exceptional, but mid-cap valuations are now comparable to large-caps. The key to continued mid-cap outperformance relative to large-caps is relative earnings strength. Growth stocks outpaced their value counterparts during the fourth quarter, but value maintains a significant five-year advantage. Because of this performance disparity, growth stocks appear attractively valued compared to historical averages. We believe we are well positioned for this environment and for the long term, as we expect companies with consistent earnings and cash flow growth to be rewarded.

We appreciate your continued confidence in T. Rowe Price.

Respectfully submitted,

Brian W.H. Berghuis
President of the fund and chairman of its Investment Advisory Committee

John F. Wakeman
Executive vice president of the fund

January 26, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, the fund's share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-cap companies.

Russell Midcap Growth Index: An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index: An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/04
--------------------------------------------------------------------------------

ChoicePoint                                                                 1.4%

MedImmune                                                                   1.4

Omnicare                                                                    1.3

Harris                                                                      1.3

Rockwell Collins                                                            1.3
--------------------------------------------------------------------------------

Roper Industries                                                            1.2

Brunswick                                                                   1.2

McAfee                                                                      1.2

BJ Services                                                                 1.1

DST Systems                                                                 1.1
--------------------------------------------------------------------------------

VeriSign                                                                    1.1

Alliant Techsystems                                                         1.1

Manor Care                                                                  1.1

Potash Corp./Saskatchewan                                                   1.1

Fairmont Hotels                                                             1.0
--------------------------------------------------------------------------------

Murphy Oil                                                                  1.0

Laboratory Corporation of America                                           1.0

Manpower                                                                    1.0

Certegy                                                                     1.0

Kinetic Concepts                                                            1.0
--------------------------------------------------------------------------------

Citadel Broadcasting                                                        1.0

PETsMART                                                                    1.0

Smith International                                                         0.9

Assurant                                                                    0.9

Family Dollar Stores                                                        0.9
--------------------------------------------------------------------------------

Total                                                                      27.6%

Note: Table includes investments in the T. Rowe Price Government Reserve Fund.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/04

Best Contributors
--------------------------------------------------------------------------------

Potash Corp./Saskatchewan         30(cents)

McAfee                            27

VeriSign                          25

NAVTEQ *                          21

Diamond Offshore Drilling         19

Kinetic Concepts                  19

Garmin                            16

CACI International                13

Nucor                             12

Fairmont Hotels                   12
--------------------------------------------------------------------------------
Total                            194(cents)


Worst Contributors
--------------------------------------------------------------------------------

Omnicare                         -17(cents)

ImClone Systems                  -11

Cott                              -9

Red Hat                           -9

Ceridian **                       -8

Intersil Holding                  -8

IVAX                              -7

Agere Systems **                  -7

Microchip Technology              -6

Andrx                             -5
--------------------------------------------------------------------------------
Total                            -87(cents)



12 Months Ended 12/31/04

Best Contributors
--------------------------------------------------------------------------------

Potash Corp./Saskatchewan         35(cents)

McAfee                            35

VeriSign                          34

Kinetic Concepts *                29

Nucor                             27

Harris                            26

Diamond Offshore Drilling         24

Brunswick                         23

NAVTEQ*                           21

Research In Motion **             19
--------------------------------------------------------------------------------
Total                            273(cents)



Worst Contributors
--------------------------------------------------------------------------------

Agere Systems **                 -15(cents)

Intersil Holding                 -12

Omnicare                         -11

Watson Pharmaceuticals **        -10

Cox Radio                         -9

Citadel Broadcasting              -9

Microchip Technology              -8

Novellus Systems                  -8

IVAX                              -7

Cadence Design Systems            -7
--------------------------------------------------------------------------------
Total                            -96(cents)


 * Position added
** Position eliminated

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Growth of $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------

Mid-Cap Growth Fund
--------------------------------------------------------------------------------

As of 12/31/04

Mid-Cap Growth Fund                     $ 43,116

S&P MidCap 400 Index                    $ 44,495

Lipper Mid-Cap Growth Funds Index       $ 25,193


                             S&P MidCap      Lipper Mid-Cap             Mid-Cap
                              400 Index     Growth Funds Index      Growth Fund

12/94                            10,000              10,000              10,000

12/95                            13,095              13,921              14,095

12/96                            15,609              15,794              17,596

12/97                            20,644              17,585              20,822

12/98                            24,589              19,834              25,402

12/99                            28,209              34,456              31,443

12/00                            33,148              28,897              33,778

12/01                            32,947              22,809              33,447

12/02                            28,166              16,315              26,350

12/03                            38,198              22,093              36,419

12/04                            44,495              25,193              43,116

Note: Performance for the Advisor and R Class shares will vary due to their differing fee structure. See returns table on the next page.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                Since  Inception
Periods Ended 12/31/04          1 Year  5 Years  10 Years   Inception       Date
--------------------------------------------------------------------------------

Mid-Cap Growth Fund             18.39%    6.52%    15.73%          -           -

S&P MidCap 400 Index            16.48     9.54     16.10           -           -

Russell Midcap Growth Index     15.48    -3.36     11.23           -           -

Lipper Mid-Cap Growth
Funds Index                     14.03    -6.07      9.68           -           -

Mid-Cap Growth Fund-
Advisor Class                   18.12        -         -        4.58%    3/31/00

Mid-Cap Growth Fund-R Class     17.82        -         -       28.42     9/30/02

S&P MidCap 400 Index            16.48        -         -       25.64           -

Russell Midcap Growth Index     15.48        -         -       29.80           -

Lipper Mid-Cap Growth
Funds Index                     14.03        -         -       23.80           -

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Fund Expense Example
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class ("investor class") charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and expenses based on the fund's actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

                                 Beginning           Ending        Expenses Paid
                             Account Value    Account Value       During Period*
                                    7/1/04         12/31/04   7/1/04 to 12/31/04
--------------------------------------------------------------------------------

Investor Class

Actual                           $1,000.00        $1,099.10                $4.38

Hypothetical (assumes 5%
return before expenses)           1,000.00         1,020.96                 4.22

Advisor Class

Actual                            1,000.00         1,097.60                 5.59

Hypothetical (assumes 5%
return before expenses)           1,000.00         1,019.81                 5.38

R Class

Actual                            1,000.00         1,096.40                 6.80

Hypothetical (assumes 5%
return before expenses)           1,000.00         1,018.65                 6.55

*Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period. The annualized expense ratio of the investor class was 0.83%, the Advisor Class was 1.06%, and the R Class was 1.29%.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Investor Class
                                    Year
                                   Ended
                                12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
NET ASSET VALUE

Beginning of period             $ 42.90   $ 31.04   $ 39.40  $  39.79   $ 40.13

Investment activities

  Net investment income (loss)    (0.17)    (0.14)    (0.17)    (0.13)    (0.03)

  Net realized and
  unrealized gain (loss)           8.05     12.00     (8.19)    (0.26)     2.96

  Total from
  investment activities            7.88     11.86     (8.36)    (0.39)     2.93

Distributions

  Net realized gain               (0.90)        -         -         -     (3.27)

NET ASSET VALUE

End of period                   $ 49.88   $ 42.90   $ 31.04  $  39.40   $ 39.79
                                ------------------------------------------------

Ratios/Supplemental Data

Total return^                    18.39%    38.21%  (21.22)%   (0.98)%     7.43%

Ratio of total expenses to
average net assets                0.83%     0.87%     0.88%     0.89%     0.86%

Ratio of net investment
income (loss) to average
net assets                      (0.39)%   (0.44)%   (0.50)%   (0.35)%   (0.09)%

Portfolio turnover rate           29.6%     30.2%     36.0%     43.0%     53.6%

Net assets, end of period
(in millions)                  $12,664    $ 9,874   $ 5,713  $  6,739  $  6,589

^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Advisor Class
                                    Year                                 3/31/00
                                   Ended                                 Through
                                12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
NET ASSET VALUE

Beginning of period            $  42.66  $  30.94  $  39.39  $  39.83   $ 44.13

Investment activities

  Net investment income (loss)    (0.26)    (0.17)   (0.12)*    (0.08)    0.01**

  Net realized and
  unrealized gain (loss)           7.98     11.89     (8.33)    (0.36)    (1.04)

  Total from
  investment activities            7.72     11.72     (8.45)    (0.44)    (1.03)

Distributions

  Net realized gain               (0.90)        -         -         -     (3.27)

NET ASSET VALUE

End of period                  $  49.48  $  42.66  $  30.94  $  39.39   $ 39.83
                               -------------------------------------------------

Ratios/Supplemental Data

Total return^                    18.12%    37.88%  (21.45)%*  (1.10)%   (2.22)%

Ratio of total expenses to
average net assets                1.07%     1.09%     1.10%*    1.04%     0.70%!

Ratio of net investment
income (loss) to average
net assets                      (0.62)%   (0.64)%   (0.69)%*  (0.56)%     0.09%!

Portfolio turnover rate           29.6%     30.2%     36.0%     43.0%     53.6%

Net assets, end of period
(in thousands)                 $403,544  $283,115  $ 50,640  $ 16,736  $  2,303

 * Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 4/30/06.

** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

  ^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

  !Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Financial Highlights           For a share outstanding throughout each period
--------------------------------------------------------------------------------

R Class
                                       Year                           9/30/02
                                      Ended                           Through
                                   12/31/04         12/31/03         12/31/02
NET ASSET VALUE

Beginning of period              $   42.65        $   31.01          $  28.61

Investment activities

  Net investment income (loss)       (0.41)           (0.18)            (0.07)*

  Net realized and unrealized
  gain (loss)                         8.00            11.82              2.47**

  Total from investment
  activities                          7.59            11.64              2.40

Distributions

  Net realized gain                  (0.90)               -                 -

NET ASSET VALUE

End of period                    $   49.34        $   42.65          $  31.01
                                 -----------------------------------------------

Ratios/Supplemental Data

Total return^                       17.82%           37.54%             8.39%*

Ratio of total expenses to
average net assets                   1.31%            1.30%             1.40%!*

Ratio of net investment
income (loss) to average
net assets                         (0.86)%          (0.79)%            (0.88%)!*

Portfolio turnover rate              29.6%            30.2%             36.0%

Net assets, end of period
(in thousands)                   $ 152,380        $  63,210          $    108

 * Excludes expenses in excess of a 1.40% contractual expense limitation in effect through 4/30/06.

** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

 ^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

 ! Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
                                                               December 31, 2004

Portfolio of Investments (1)                          Shares/$ Par         Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS   95.6%


CONSUMER DISCRETIONARY   14.0%

Auto Components   0.9%

Gentex                                                   3,250,000       120,315

                                                                         120,315

Hotels, Restaurants & Leisure   2.1%

Fairmont Hotels !                                        4,000,000       138,560

PF Chang's China Bistro *                                1,000,000        56,350

The Cheesecake Factory *                                 2,625,000        85,234

                                                                         280,144

Household Durables   0.8%

Garmin                                                   1,750,000       106,470

                                                                         106,470

Leisure Equipment & Products   1.2%

Brunswick                                                3,200,000       158,400

                                                                         158,400

Media   4.3%

Catalina Marketing !                                     1,950,000        57,779

Citadel Broadcasting *!                                  8,000,000       129,440

Cox Radio, Class A *                                     2,600,000        42,848

Entercom Communications *                                2,050,000        73,574

Getty Images *                                             500,000        34,425

Rogers Communications, Class B                           4,250,000       111,137

Scholastic *                                             1,700,000        62,832

XM Satellite Radio Holdings, Class A *                   1,400,000        52,668

                                                                         564,703

Multiline Retail   1.2%

Dollar Tree Stores *                                     1,500,000        43,020

Family Dollar Stores                                     3,900,000       121,797

                                                                         164,817

Specialty Retail   3.5%

Best Buy                                                 1,750,000       103,985

O'Reilly Automotive *                                    1,600,000        72,080

PETsMART                                                 3,600,000       127,908

Ross Stores                                              3,000,000        86,610

Williams-Sonoma *                                        2,000,000        70,080

                                                                         460,663

Total Consumer Discretionary                                           1,855,512



CONSUMER STAPLES   1.8%

Beverages   0.6%

Cott *                                                   3,400,000        84,082

                                                                          84,082

Food & Staples Retailing   1.2%

Shoppers Drug Mart (CAD) *                               1,600,000        49,565

Whole Foods Market                                       1,100,000       104,885

                                                                         154,450

Total Consumer Staples                                                   238,532


ENERGY   6.6%

Energy Equipment & Services   3.5%

BJ Services                                              3,250,000       151,255

Diamond Offshore Drilling                                2,500,000       100,125

FMC Technologies *                                       2,850,000        91,770

Smith International *                                    2,250,000       122,423

                                                                         465,573

Oil & Gas   3.1%

EOG Resources                                            1,300,000        92,768

Murphy Oil                                               1,700,000       136,765

Western Gas Resources                                    2,400,000        70,200

XTO Energy                                               3,200,000       113,216

                                                                         412,949

Total Energy                                                             878,522


FINANCIALS   9.2%

Capital Markets   3.9%

AmeriTrade *                                             8,100,000       115,182

Eaton Vance                                              2,000,000       104,300

Federated Investors, Class B                             1,500,000        45,600

Investors Financial Services                             1,100,000        54,978

Legg Mason                                               1,200,000        87,912

Waddell & Reed Financial, Class A !                      4,225,000       100,935

                                                                         508,907

Commercial Banks   0.2%

Silicon Valley Bancshares *                                600,000        26,892

                                                                          26,892

Consumer Finance   0.7%

Moneygram International                                  4,300,000        90,902

                                                                          90,902

Diversified Financial Services   1.3%

CapitalSource *                                          3,500,000        89,845

Principal Financial Group                                2,100,000        85,974

                                                                         175,819

Insurance   2.6%

Assurant                                                 4,000,000       122,200

Axis Capital Holdings                                    2,000,000        54,720

Protective Life                                          1,600,000        68,304

Willis Group Holdings                                    2,250,000        92,633

                                                                         337,857

Thrifts & Mortgage Finance   0.5%

Radian                                                   1,300,000        69,212

                                                                          69,212

Total Financials                                                       1,209,589


HEALTH CARE   19.1%

Biotechnology   5.8%

Abgenix *                                                2,250,000        23,265

Alkermes *                                               2,250,000        31,703

Amylin Pharmaceuticals *                                 1,400,000        32,704

Cephalon *                                               2,250,000       114,480

Eyetech Pharmaceuticals *                                1,000,000        45,500

Gen-Probe *                                                950,000        42,949

Gilead Sciences *                                        3,300,000       115,467

Human Genome Sciences *                                  2,300,000        27,646

ImClone Systems *                                          650,000        29,952

MedImmune *                                              6,800,000       184,348

Neurocrine Biosciences *                                 1,250,000        61,625

Protein Design Labs *                                    1,750,000        36,155

Vertex Pharmaceuticals *                                 2,200,000        23,254

                                                                         769,048

Health Care Equipment & Supplies   3.2%

Bausch & Lomb                                              500,000        32,230

Edwards Lifesciences *                                   1,950,000        80,457

INAMED *                                                   400,000        25,300

Invitrogen *                                               950,000        63,774

Kinetic Concepts *                                       1,700,000       129,710

Varian Medical Systems *                                   600,000        25,944

Waters Corporation *                                     1,400,000        65,506

                                                                         422,921

Health Care Providers & Services   6.1%

AmerisourceBergen                                        1,700,000        99,756

Community Health System *                                2,300,000        64,124

Coventry Health Care *                                   1,000,000        53,080

Davita *                                                 1,000,000        39,530

Health Management, Class A                               4,500,000       102,240

Laboratory Corporation of America *                      2,700,000       134,514

Manor Care                                               4,000,000       141,720

Omnicare                                                 5,000,000       173,100

                                                                         808,064

Pharmaceuticals   4.0%

Andrx *                                                  2,352,100        51,346

Barr Pharmaceuticals *                                   2,500,000       113,850

Elan ADR *                                               3,300,000        89,925

IVAX *                                                   5,500,000        87,010

Sepracor *                                                 886,000        52,602

Taro Pharmaceuticals *                                   1,204,200        40,979

Valeant Pharmaceuticals                                  3,200,000        84,320

                                                                         520,032

Total Health Care                                                      2,520,065

INDUSTRIALS & BUSINESS SERVICES   13.9%

Aerospace & Defense   2.4%

Alliant Techsystems *!                                   2,250,000       147,105

Rockwell Collins                                         4,200,000       165,648

                                                                         312,753

Air Freight & Logistics   1.0%

C.H. Robinson Worldwide                                  1,350,000        74,952

Expeditors International of Washington                   1,000,000        55,880

                                                                         130,832

Airlines   1.3%

JetBlue Airways *                                        3,100,000        71,982

Southwest Airlines                                       6,000,000        97,680

                                                                         169,662

Building Products   0.7%

American Standard *                                      2,400,000        99,168

                                                                          99,168

Commercial Services & Supplies   4.1%

Apollo Group, Class A *                                    600,000        48,426

ChoicePoint *                                            4,100,000       188,559

Education Management *                                   2,300,000        75,923

Manpower                                                 2,750,000       132,825

Robert Half International                                2,200,000        64,746

Viad !                                                   1,250,000        35,612

                                                                         546,091

Industrial Conglomerates   1.8%

Roper Industries !                                       2,700,000       164,079

Teleflex                                                 1,361,300        70,706

                                                                         234,785

Machinery   2.5%

Danaher                                                  1,900,000       109,079

ITT Industries                                           1,300,000       109,785

Oshkosh Truck                                            1,600,000       109,408

                                                                         328,272

Trading Companies & Distributors   0.1%

MSC Industrial Direct, Class A                             550,000        19,789

                                                                          19,789

Total Industrials & Business Services                                  1,841,352


INFORMATION TECHNOLOGY   25.1%

Communications Equipment   2.3%

ADTRAN                                                   1,800,000        34,452

Comverse Technology *                                    2,000,000        48,900

Harris                                                   2,700,000       166,833

Juniper Networks *                                       2,000,000        54,380

                                                                         304,565

Computers & Peripherals   1.5%

Diebold                                                  1,700,000        94,741

Lexmark International, Class A *                           250,000        21,250

QLogic *                                                 2,250,000        82,643

                                                                         198,634

Electronic Equipment & Instruments   2.7%

CDW                                                      1,650,000       109,478

Flextronics *                                            6,300,000        87,066

FLIR Systems *                                           1,275,000        81,332

Jabil Circuit *                                          3,400,000        86,972

                                                                         364,848

Internet Software & Services   2.6%

CNET Networks *                                          5,400,000        60,642

IAC/InterActiveCorp *                                    1,750,000        48,335

Monster Worldwide *                                      2,702,600        90,915

VeriSign *                                               4,400,000       147,488

                                                                         347,380

IT Services   6.4%

CACI International, Class A *                            1,200,000        81,756

Certegy !                                                3,700,000       131,461

Checkfree *                                              2,300,000        87,584

DST Systems *                                            2,900,000       151,148

Fiserv *                                                 1,700,000        68,323

Global Payments                                          1,500,000        87,810

Hewitt Associates, Class A *!                            2,000,000        64,020

Iron Mountain *                                          3,900,000       118,911

SunGard Data Systems *                                   1,800,000        50,994

                                                                         842,007

Semiconductor & Semiconductor Equipment   4.2%

AMIS Holdings *                                          2,900,000        47,908

Integrated Circuit Systems *                             2,500,000        52,300

Intersil Holding, Class A                                5,000,000        83,700

Microchip Technology                                     3,500,000        93,310

Novellus Systems *                                       3,250,000        90,642

PMC-Sierra *                                             4,000,000        45,000

Semtech *                                                2,300,000        50,301

Xilinx                                                   3,100,000        91,915

                                                                         555,076

Software   5.4%

Adobe Systems                                            1,000,000        62,740

Cadence Design Systems *                                 7,250,000       100,122

Citrix Systems *                                           750,000        18,398

Cognos *                                                   750,000        33,045

Intuit *                                                   800,000        35,208

Jack Henry & Associates                                  2,600,000        51,766

McAfee *                                                 5,300,000       153,329

Mercury Interactive *                                    1,700,000        77,435

NAVTEQ *                                                 2,402,400       111,375

Red Hat *                                                3,750,000        50,063

VERITAS Software *                                         600,000        17,130

                                                                         710,611

Total Information Technology                                           3,323,121


MATERIALS   2.6%

Chemicals   1.1%

Potash Corp./Saskatchewan                                1,700,000       141,202

                                                                         141,202

Metals & Mining   1.5%

Newmont Mining                                           2,000,000        88,820

Nucor                                                    2,100,000       109,914

                                                                         198,734

Total Materials                                                          339,936


TELECOMMUNICATION SERVICES   3.3%

Diversified Telecommunication Services   0.6%

Telus (CAD)                                              2,600,000        78,274

                                                                          78,274

Wireless Telecommunication Services   2.7%

Crown Castle International *                             5,800,000        96,512

Nextel Communications, Class A *                         1,750,000        52,500

Nextel Partners, Class A *                               5,100,000        99,654

Western Wireless, Class A *                              3,500,000       102,550

                                                                         351,216

Total Telecommunication Services                                         429,490


Total Common Stocks (Cost  $8,712,105)                                12,636,119


SHORT-TERM INVESTMENTS   4.3%

Money Market Fund   4.3%

T. Rowe Price Government Reserve
Investment Fund, 1.85% #!                              564,708,628       564,709

                                                                         564,709

Tax-Exempt Comercial Paper 0.0%

Alliance & Leicester, 2.40%, 2/14/05                       900,000           897

Total Short-Term Investments (Cost  $565,606)                            565,606

Total Investments in Securities

99.9% of Net Assets (Cost $9,277,711)                                $13,201,725
                                                                     -----------

(1)     Denominated in U.S. dollars unless otherwise noted

  #     Seven-day yield

  *     Non-income producing

ADR     American Depository Receipts

CAD     Canadian dollar

!Affiliated Companies
($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, and affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

                          Purchase    Sales   Investment           Value
Affiliate                     Cost     Cost       Income   12/31/04     12/31/03
-------------------------------------------------------------------------------
Alliant Techsystems        $19,926  $     -     $      - $  147,105   $        *

Catalina Marketing               -   35,207          585     57,779       65,520

Certegy                     20,236        -          710    131,461            *

Citadel Broadcasting        78,121        -            -    129,440            *

Fairmont Hotels             25,533        -          388    138,560            *

Hewitt Associates            8,950   26,467            -     64,020       81,029

Roper Industries            27,064        -          866    164,079      110,835

Viad                        14,505        -          784     35,612            *

Waddell & Reed Financial         -        -        2,535    100,935       99,119

T. Rowe Price Government
Reserve Investment Fund         **       **        7,850    564,709      657,953

Totals                                          $ 13,718 $1,533,700   $1,014,456
                                                --------------------------------

  * The issuer was not considered an affiliated company at December 31, 2003.

*** Purchase and sale information not shown for cash management funds.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
                                                               December 31, 2004
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $1,313,274)                         $     1,533,700

  Non-affiliated companies (cost $7,964,437)                          11,668,025

  Total investments in securities                                     13,201,725

Other assets                                                              40,957

Total assets                                                          13,242,682

Liabilities

Total liabilities                                                         23,172

NET ASSETS                                                       $    13,219,510
                                                                 ---------------

Net Assets Consist of:

Undistributed net realized gain (loss)                           $        44,433

Net unrealized gain (loss)                                             3,924,164

Paid-in-capital applicable to 265,140,886 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                        9,250,913


NET ASSETS                                                       $    13,219,510
                                                                 ---------------

NET ASSET VALUE PER SHARE

Investor Class
($12,663,585,485/253,896,490 shares outstanding)                 $         49.88
                                                                 ---------------

Advisor Class
($403,544,389/8,155,882 shares outstanding)                      $         49.48
                                                                 ---------------

R Class
($152,380,489/3,088,514 shares outstanding)                      $         49.34
                                                                 ---------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        12/31/04
Investment Income (Loss)

Income

  Dividend                                                       $       50,590

  Interest                                                                    2

  Total income                                                           50,592

Expenses

  Investment management                                                  75,642

  Shareholder servicing

    Investor Class                                                       16,889

    Advisor Class                                                           424

    R Class                                                                 161

  Rule 12b-1 fees

    Advisor Class                                                           841

    R Class                                                                 592

  Prospectus and shareholder reports

    Investor Class                                                          905

    Advisor Class                                                            62

    R Class                                                                  14

  Custody and accounting                                                    408

  Registration                                                              323

  Legal and audit                                                            42

  Directors                                                                  21

  Miscellaneous                                                              97

  Total expenses                                                         96,421

  Expenses paid indirectly                                                   (9)

  Net expenses                                                           96,412

Net investment income (loss)                                            (45,820)

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
($ 000s)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Affiliated securities                                                  (6,414)

  Non-affiliated securities                                             594,168

  Foreign currency transactions                                              69

  Net realized gain (loss)                                              587,823

Change in net unrealized gain (loss)

  Securities                                                          1,458,103

  Other assets and liabilities denominated
  in foreign currencies                                                       8

  Change in net unrealized gain (loss)                                1,458,111

Net realized and unrealized gain (loss)                               2,045,934

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                           $    2,000,114
                                                                 --------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
($ 000s)
                                                            Year
                                                           Ended
                                                        12/31/04        12/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                      $   (45,820)    $   (33,579)

  Net realized gain (loss)                              587,823         409,977

  Change in net unrealized gain (loss)                1,458,111       2,138,805

  Increase (decrease) in net
  assets from operations                              2,000,114       2,515,203

Distributions to shareholders

  Net realized gain

    Investor Class                                     (223,885)              -

    Advisor Class                                        (7,201)              -

    R Class                                              (2,753)              -

  Decrease in net assets from distributions            (233,839)              -

Capital share transactions *

  Shares sold

    Investor Class                                    2,905,566       3,146,458

    Advisor Class                                       160,530         216,462

    R Class                                              92,703          65,652

  Distributions reinvested

    Investor Class                                      213,442               -

    Advisor Class                                         6,682               -

    R Class                                               2,751               -

  Shares redeemed

    Investor Class                                   (2,025,940)     (1,448,331)

    Advisor Class                                       (98,781)        (31,450)

    R Class                                             (24,403)         (7,109)

  Increase (decrease) in net assets from
  capital share transactions                          1,232,550       1,941,682

Net Assets

Increase (decrease) during period                     2,998,825       4,456,885

Beginning of period                                  10,220,685       5,763,800

End of period                                       $13,219,510     $10,220,685
                                                    -----------     -----------

(Including undistributed net investment income of $0 at 12/31/04 and $0 at 12/31/03)

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
($ 000s)
                                                            Year
                                                           Ended
                                                        12/31/04        12/31/03
*Share information

    Shares sold

      Investor Class                                     64,513          86,068

      Advisor Class                                       3,595           5,843

      R Class                                             2,093           1,655

    Distributions reinvested

      Investor Class                                      4,323               -

      Advisor Class                                         136               -

      R Class                                                56               -

    Shares redeemed

      Investor Class                                    (45,103)        (39,948)

      Advisor Class                                      (2,211)           (844)

      R Class                                              (542)           (176)

    Increase (decrease) in shares outstanding            26,860          52,598

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
                                                               December 31, 2004
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Mid-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. The fund has three classes of shares: the Mid-Cap Growth Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1992, Mid-Cap Growth Fund--Advisor Class (Advisor Class), offered since March 31, 2000, and Mid-Cap Growth Fund--R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting
The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class's average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate.

Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $861,000 for the year ended December 31, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $4,175,702,000 and $3,206,278,000, respectively, for the year ended December 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 totaled $233,839,000 and were characterized as long-term capital gain for tax purposes. At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                        $  4,105,823,000

Unrealized depreciation                                            (181,659,000)

Net unrealized appreciation (depreciation)                        3,924,164,000

Undistributed ordinary income                                         1,544,000

Undistributed long-term capital gain                                 42,889,000

Paid-in capital                                                   9,250,913,000

Net assets                                                     $ 13,219,510,000
                                                               ----------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2004, the fund utilized $258,934,000 of capital loss carryforwards.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                            $     45,820,000

Undistributed net realized gain                                     (50,440,000)

Paid-in capital                                                       4,620,000

At December 31, 2004, the cost of investments for federal income tax purposes was $9,277,711,000.

NOTE 4- RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $7,272,000.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. Through the repayment date, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class's net assets have grown or expenses have declined sufficiently to allow repayment without causing the class's expense ratio to exceed its expense limitation.

--------------------------------------------------------------------------------
                                                   Advisor Class         R Class

Expense Limitation                                         1.10%           1.40%

Limitation Date                                          4/30/06         4/30/06

Repayment Date                                           4/30/08         4/30/08

Pursuant to this agreement, at December 31, 2004, there were no amounts subject to repayment. For the year ended December 31, 2004, each class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $82,000 for Price Associates, $3,388,000 for T. Rowe Price Services, Inc., and $6,986,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $952,000 of these expenses was payable.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2004, the fund was charged $66,000 for shareholder servicing costs related to the college savings plans, of which $46,000 was for services provided by Price and $7,000 was payable at period-end. At December 31, 2004, approximately 0.3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2004, the fund was allocated $313,000 of Retirement Funds' expenses, of which $217,000 related to services provided by Price and $29,000 was payable at period-end. At December 31, 2004, approximately 1.1% of the outstanding shares of the Investor Class were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 82,736 shares of the Investor Class, representing less than 1% of the fund's net assets.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Mid-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Mid-Cap Growth Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

  o $26,000 from short-term capital gains,

  o $238,432,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $1,570,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $1,570,000 of the fund's income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years
Year Elected *                and Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, President, and
(1945)                        Chief Executive Officer, The Rouse Company, real
2001                          estate developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1943)                        acquisition and management advisory firm
1992

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and Pacific
1992                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corp.

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh Inc. (1999-2003); Managing
2003                          Director and Head of International Private
                              Banking, Bankers Trust (1996-1999); Director, Eli
                              Lilly and Company and Georgia Pacific
                              (5/04 to present)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(1934)                        Inc., consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc., a
(1946)                        real estate investment company; Partner,
2001                          Blackstone Real Estate Advisors, L.P.; Director,
                              AMLI Residential Properties Trust and The Rouse
                              Company, real estate developers

*Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years
Portfolios Overseen]          and Directorships of Other Public Companies

James A.C. Kennedy, CFA       Director and Vice President, T. Rowe Price and
(1953)                        T. Rowe Price Group, Inc.; Director, T. Rowe
1992                          Price Global Investment Services Limited and
[43]                          T. Rowe Price International, Inc.

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
1992                          President, T. Rowe Price Group, Inc.; Chairman of
[112]                         the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, Mid-Cap Growth Fund

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

P. Robert Bartolo, CPA (1972)           Vice President, T. Rowe Price; formerly
Vice President, Mid-Cap Growth Fund     intern, T. Rowe Price (to 2001)

Brian W.H. Berghuis, CFA (1958)         Vice President, T. Rowe Price and
President, Mid-Cap Growth Fund          T. Rowe Price Group, Inc.

Stephen V. Booth, CPA (1961)            Vice President, T. Rowe Price, T. Rowe
Vice President, Mid-Cap Growth Fund     Price Group, Inc., and T. Rowe Price
                                        Trust Company

Brace C. Brooks, CFA (1967)             Vice President, T. Rowe Price and
Vice President, Mid-Cap Growth Fund     T. Rowe Price Group, Inc.

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, Mid-Cap Growth Fund          Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Anna M. Dopkin, CFA (1967)              Vice President, T. Rowe Price and
Vice President, Mid-Cap Growth Fund     T. Rowe Price Group, Inc.

Henry M. Ellenbogen (1971)              Vice President, T. Rowe Price and
Vice President, Mid-Cap Growth Fund     T. Rowe Price Group, Inc.; formerly
                                        Executive Vice President, Business
                                        Development, HelloAsia (to 2001); Chief
                                        of Staff, U.S. Representative Peter
                                        Deutsch (to 1999)

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, Mid-Cap Growth Fund     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

John R. Gilner (1961)                   Chief Compliance Officer and Vice
Chief Compliance Officer,               President, T. Rowe Price; Vice
Mid-Cap Growth Fund                     President, T. Rowe Price Investment
                                        Services, Inc., and T. Rowe Price Group,
                                        Inc.

Gregory S. Golczewski (1966)            Vice President, T. Rowe Price and
Vice President, Mid-Cap Growth Fund     T. Rowe Price Trust Company

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, Mid-Cap Growth Fund     Price Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price Group, Inc.,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Kris H. Jenner, M.D., D. Phil. (1962)   Vice President, T. Rowe Price and
Vice President, Mid-Cap Growth Fund     T. Rowe Price Group, Inc.

Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, Mid-Cap Growth Fund          and T. Rowe Price Investment Services,
                                        Inc.

Robert J. Marcotte (1962)               Vice President, T. Rowe Price and
Vice President, Mid-Cap Growth Fund     T. Rowe Price Group, Inc.

Joseph M. Milano, CFA (1972)            Vice President, T. Rowe Price and
Vice President, Mid-Cap Growth Fund     T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Jeffrey Rottinghaus, CPA (1970)         Vice President, T. Rowe Price and
Vice President, Mid-Cap Growth Fund     T. Rowe Price Group, Inc.; formerly
                                        student, the Wharton School, University
                                        of Pennsylvania (to 2001); Information
                                        Technology Consultant, Kelly-Lewey &
                                        Associates (to 1999)

John F. Wakeman (1962)                  Vice President, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.
Mid-Cap Growth Fund

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, Mid-Cap Growth Fund

R. Candler Young (1971)                 Vice President, T. Rowe Price and
Vice President, Mid-Cap Growth Fund     T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $26,406               $26,093
     Audit-Related Fees                       3,602                 1,558
     Tax Fees                                 7,161                 6,776
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Growth Fund, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005